Schedule 14C Information

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TIFF INVESTMENT PROGRAM, INC.

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TIFF INVESTMENT PROGRAM, INC.

Four Tower Bridge

200 Barr Harbor Drive, Suite 100

West Conshohocken, Pennsylvania 19428

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TIFF Multi-Asset Fund

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INFORMATION STATEMENT

November 25, 2013

Important Notice Regarding

Internet Availability of this Information Statement:

This Information Statement is available at

https://wwws.tiff.org/MutualFunds/reports/prospectus/InfoStatement.pdf

This Information Statement is being furnished to all persons owning shares (“members”) of TIFF Multi-Asset Fund (“Multi-Asset Fund” or the “Fund”), a series of TIFF Investment Program, Inc. (“TIP”), to provide members with information regarding: (i) a money manager agreement between TIP and Glenhill Capital Advisors, LLC (“Glenhill”), a new money manager managing assets on behalf of the Fund; (ii) an amended and restated money manager agreement (the “amended agreement”) between TIP and Marathon Asset Management, LLP (“Marathon-London”); and (iii) an amended and restated fee schedule (the “amended fee schedule”), which is Schedule I to the money manager agreement dated January 1, 2012 between TIP and OVS Capital Management LLP (“OVS Capital”). This Information Statement explains why the board of directors of TIP, all of whom are not “interested persons” of TIP (the “board” or the “directors”), as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), approved the money manager agreement with Glenhill, approved the amended agreement with Marathon-London, and approved the amended fee schedule with OVS Capital. Among other things, this Information Statement describes generally the terms of the money manager agreement, the amended agreement, and the amended fee schedule, and provides information about Glenhill, Marathon-London, and OVS Capital.

This Information Statement is being delivered on or about November 25, 2013 to members of record as of October 18, 2013.

Multi-Asset Fund is providing this Information Statement solely for your information as required by an exemptive order issued by the Securities and Exchange Commission (the “SEC”), as described herein. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement consists of two parts:

PART I contains information relating to the Fund, the money manager agreements, and the multi-manager method employed by TIP and its investment adviser, TIFF Advisory Services, Inc. (“TAS” or the “Adviser”), and TIP’s advisory agreement with TAS.

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PART II contains information about TIP, TAS, Glenhill, Marathon-London, OVS Capital, certain brokerage matters, and other miscellaneous items.

I.	MONEY MANAGER AGREEMENTS BETWEEN TIP AND GLENHILL, MARATHON-LONDON AND OVS CAPITAL

Introduction

Multi-Asset Fund operates on a “multi-manager” basis, which means that its assets are divided into multiple segments and those segments are managed by different investment management firms as money managers to TIP. TAS manages a portion of Multi-Asset Fund’s assets directly and is also responsible for determining the appropriate manner in which to allocate assets among money managers, supervising money managers, and making recommendations to the TIP board about money managers, investment mandates, and the Fund’s investment policies and strategies. There is no pre-specified target allocation of assets to any particular money manager. Each money manager manages one or more segments of Multi-Asset Fund pursuant to a money manager agreement between the money manager and TIP, on behalf of Multi-Asset Fund.

During an in-person meeting held on September 10, 2013, the board evaluated and approved new money manager agreements for Multi-Asset Fund with new money manager, Glenhill, and existing money manager, Marathon-London, each effective as of October 1, 2013. The board also approved an amendment to the fee schedule with OVS Capital, effective as of October 1, 2013.

In general, a mutual fund cannot enter into new investment advisory agreements or materially amend existing investment advisory agreements unless the members of that mutual fund vote to approve the agreements. The Fund, however, has entered into each money manager agreement, including those described in this Information Statement, without seeking the votes of members in accordance with an exemptive order issued by the SEC (the “Exemptive Order”). The Exemptive Order permits TAS and the TIP funds, subject to board approval, to enter into and materially amend contracts with money managers not affiliated with TAS without seeking or receiving member approval of those contracts. The Exemptive Order does not apply to the advisory agreements with TIP’s investment adviser, TAS, or any amendments to those agreements. This Information Statement is being provided to all members of Multi-Asset Fund to provide information relating to the new and amended money manager agreements with Glenhill, Marathon-London, and OVS Capital as required by one of the conditions of the Exemptive Order.

Description of the Advisory Agreement with TAS

TAS acts as investment adviser to the Fund pursuant to an Amended and Restated Advisory Agreement dated as of June 1, 2011 (the “Advisory Agreement”). The Advisory Agreement, which was initially approved by the directors of TIP at a meeting held on March 21, 2011, was last submitted for a vote and approved by Multi-Asset Fund’s members at a special meeting of the members held on May 23, 2011.  The purpose of submission of the Advisory Agreement to the Fund’s members was to seek approval of the Advisory Agreement, including an increase in the advisory fee paid by Multi-Asset Fund to TAS. The board last approved continuance of the Advisory Agreement for Multi-Asset Fund at a meeting held on June 24-25, 2013. The previous advisory agreement between TAS and the Fund, dated as of March 31, 1995, as amended, was superseded by the new Advisory Agreement upon its effectiveness.

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Under the Advisory Agreement, TAS manages the investment program of Multi-Asset Fund and performs such duties as the board and TAS agree are appropriate to support and enhance the investment program of the Fund.  The Advisory Agreement provides that TAS will seek to achieve the Fund’s investment and performance objectives by identifying and recommending to the board independent money managers for Multi-Asset Fund, managing and allocating cash among asset classes and money managers, as applicable, monitoring the money managers’ and the Fund’s performance, and employing certain risk management and other investment techniques.

Under Multi-Asset Fund’s Advisory Agreement, the Fund pays TAS on a monthly basis an annualized fee of 0.25% on the first $1 billion of Multi-Asset Fund’s average daily net assets; 0.23% on the next $1 billion of assets; 0.20% on the next $1 billion of assets; and 0.18% on assets exceeding $3 billion.  For the fiscal year ended December 31, 2012, Multi-Asset Fund paid TAS for its services to the Fund under the Advisory Agreement advisory fees of $9,622,396.  For the fiscal year ended December 31, 2012, the management fees earned by the Fund’s money managers in the aggregate were $21,361,939.

TAS also provides certain administrative and other services to TIP pursuant to a services agreement. Under the services agreement, TAS receives on a monthly basis an annualized fee of 0.02% of the Fund’s average daily net assets for such services provided to Multi-Asset Fund. For the year ended December 31, 2012, the fees paid to TAS by Multi-Asset Fund under the services agreement were $913,656.

New Money Manager Agreement between TIP and Glenhill

Prior to September 10, 2013, Multi-Asset Fund engaged eleven independent money managers and TAS to manage the Fund’s investments. At a meeting held on September 10, 2013, the directors approved a new money manager agreement with Glenhill for Multi-Asset Fund.

TAS recommended to the board that Glenhill be added as a money manager for Multi-Asset Fund based on a number of factors, including but not limited to Glenhill’s experience and expertise in conducting deep fundamental research, longer-term performance perspective, focus on small- and mid-cap stocks, and Glenhill’s compensation structure, which aligns its interests with those of its clients.

Upon the recommendation of TAS and after considering a variety of factors (as described below under “Consideration of Glenhill Money Manager Agreement by the Board”), the directors voted on September 10, 2013, to approve the money manager agreement with Glenhill, to become effective as of October 1, 2013.  The money manager agreement is more fully described below under “Description of the Glenhill Money Manager Agreement.”

Consideration of Glenhill Money Manager Agreement by the Board

In considering the money manager agreement with Glenhill for Multi-Asset Fund, the board requested and considered a wide range of information from TAS and Glenhill in advance of the meeting. The board considered information regarding Glenhill’s personnel and services, investment strategies and philosophies, portfolio management and construction, potential portfolio characteristics, and fees and expenses. The board also considered the performance of other accounts that had been managed by Glenhill’s investment professionals. Information about Glenhill’s brokerage practices was provided, including allocation methodologies, best execution policies, and soft dollar program. In addition, the board considered information with respect to compliance and administration of Glenhill, including its code of ethics and business continuity procedures, as well as information concerning any material violations of such compliance programs, the background of the individual serving as the chief compliance officer, the use of an out-sourced compliance consulting firm, and disclosure about regulatory examinations or other inquiries and litigation proceedings affecting Glenhill. The board considered a memorandum from its independent counsel setting forth the board’s fiduciary duties and responsibilities under the 1940 Act and the factors the board should consider in its evaluation of the money manager agreement; Glenhill’s responses to a questionnaire prepared by the directors’ independent counsel requesting information necessary for the directors’ evaluation of the money manager agreement; and responses to additional questions posed by the board regarding expected investment opportunities and strategies, investment process, performance benchmarks, Glenhill’s investment professionals, “key man” risk, certain operational and compliance matters, and the proposed fee schedule.

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The board considered a number of additional factors in evaluating the money manager agreement with Glenhill on behalf of Multi-Asset Fund. The board considered information describing the addition of Glenhill as a manager of Multi-Asset Fund; the advisory services Glenhill was expected to provide to the Fund; the potential benefits of including Glenhill as a money manager to the Fund; and other information deemed relevant. The potential benefits of adding Glenhill as a money manager of Multi-Asset Fund were identified as: (1) investment philosophy and disciplined security selection processes; (2) active management style; (3) potential future benefits to Multi-Asset Fund as a result of the TAS staff deepening its understanding of the unique investment strategies employed by Glenhill; (4) alignment of interests through the compensation structure agreed to with Glenhill; and (5) expected performance based on performance records achieved by other accounts managed by Glenhill’s investment professionals and their reputations in the industry. The board concluded that, overall, it was satisfied with the nature, extent, and quality of the services expected to be provided under the money manager agreement with Glenhill. The board did not specifically consider the profitability of Glenhill expected to result from its relationship with the Fund because Glenhill is not affiliated with TAS or TIP, except by virtue of serving as a money manager, and the fees to be paid to Glenhill were negotiated on an arm’s-length basis in a competitive marketplace.

The board based its evaluation on the material factors presented to it at the meeting and discussed above, including: (1) the terms of the agreement; (2) the reasonableness of the money manager’s fees in light of the nature and quality of the services to be provided and any additional benefits to be received by Glenhill in connection with providing services to the Fund; (3) the nature, quality, and extent of the services expected to be performed by Glenhill; (4) the nature and expected effects of adding Glenhill as a money manager of Multi-Asset Fund; and (5) the experience of Glenhill’s investment personnel. The board noted that Glenhill was newly registered as an investment adviser and had no prior experience managing an account for a registered mutual fund, but that Glenhill had recently implemented certain new processes and procedures in order to enable it to provide such services to the Fund. The board also noted that the proposed fee schedule for Glenhill provided for a performance-adjusted compensation arrangement in keeping with Multi-Asset Fund’s performance goals. The board noted that, although the performance-adjusted portion of Glenhill’s compensation did not have a cap, the current fee rate was reasonable and consistent with the fee schedule Glenhill offered to certain other clients. The board also noted that the asset-based portion of Glenhill’s fee schedule included breakpoints that would enable the Fund to benefit from economies of scale at expected funding levels and further benefit the Fund if asset levels increased.

After carefully considering the information summarized above and all factors deemed to be relevant, the board unanimously voted to approve the money manager agreement with Glenhill for Multi-Asset Fund. In arriving at its decision to approve the money manager agreement with Glenhill, the board did not single out any one factor or group of factors as being more important than the other factors, but considered all of the factors together with a view toward future long-term considerations. Prior to a vote being taken, the board met separately in executive session to discuss the appropriateness of the agreement and other considerations. In their deliberations with respect to these matters, the directors were advised by their independent legal counsel. The directors weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the consideration of investment advisory contracts. The directors concluded that the money manager agreement with Glenhill was reasonable, fair, and in the best interests of the Fund and its members, and that the fees provided in the agreement were fair and reasonable. In the board’s view, approving the money manager agreement with Glenhill was desirable and in the best interests of Multi-Asset Fund and its members.

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Description of the Glenhill Money Manager Agreement

The new money manager agreement with Glenhill is set forth as Appendix A to this Information Statement. The following description of the new money manager agreement is qualified in its entirety by reference to the full text of the agreement as set forth in Appendix A.

The new money manager agreement, which took effect as of October 1, 2013, provides that Glenhill will manage the investment and reinvestment of certain assets of the Fund allocated to it from time to time by TAS, subject to the supervision of the board and TAS. The new money manager agreement requires Glenhill to give primary consideration to obtaining the most favorable price and efficient execution reasonably available under the circumstances and in accordance with applicable law when placing orders for the purchase and sale of securities on behalf of the Fund. In evaluating the terms available for executing particular transactions and in selecting broker-dealers, Glenhill may consider those factors it deems relevant, including brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”)) provided by such broker-dealers. Glenhill is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a transaction which is higher than the commission another broker-dealer would have charged for effecting that transaction if Glenhill determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. In addition, the new money manager agreement includes provisions relating to the confidentiality of the information and recommendations supplied by either party to the agreement, and restricts Glenhill from consulting with other money managers for Multi-Asset Fund about transactions in securities or other assets of the Fund, except under certain circumstances.

The new money manager agreement provides that Glenhill will be compensated in part based on assets and in part based on performance. The asset-based fee, payable monthly, is 0.75% per annum on the average daily net assets in the Multi-Asset Fund account managed by Glenhill if “TIFF assets” are less than $150 million, 0.65% per annum if “TIFF assets” are between $150 million and $300 million, or 0.55% per annum if “TIFF assets” exceed $300 million. For purposes of this calculation, “TIFF assets” means the Multi-Asset Fund assets plus the assets of any other funds advised by TAS or its affiliates that are managed by Glenhill. For the performance fee, payable annually, Glenhill will receive 15% of the amount by which performance of its Multi-Asset Fund portfolio exceeds the performance of the Russell 3000 Total Return Index, subject to a high water mark.

The new money manager agreement with Glenhill provides that it: (i) will continue in effect for a period of two years from the date of the agreement, and thereafter from year to year if the continuance of the agreement is approved at least annually in conformity with the requirements of the 1940 Act; (ii) may be further amended by mutual consent of the parties thereto, but the consent of the Fund must be approved in conformity with the requirements of the 1940 Act and any order of the SEC that may address the applicability of such requirements in the case of the Fund; (iii) may be terminated without payment of any penalty by (a) the Fund, if a decision to terminate is made by the board of directors of TIP or by a vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), or (b) by Glenhill, in each case with at least 30 days’ written notice; and (iv) will terminate automatically in the event of its “assignment,” as defined in the 1940 Act.

The new money manager agreement provides that Glenhill shall not be liable to the Fund, TIP, or TAS or to any shareholder for any error of judgment or for the actions of TAS, other money managers to the Fund, or other service providers to the Fund, but shall be liable to the Fund for any loss resulting from willful misfeasance, bad faith, or gross negligence by Glenhill in providing services under the new money manager agreement or from reckless disregard by Glenhill of its obligations and duties under the new money manager agreement.

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Amended Money Manager Agreement between TIP and Marathon-London

Prior to the date of the amended agreement, Marathon-London managed certain assets of Multi-Asset Fund pursuant to a money manager agreement that was dated July 1, 2007, as amended (“previous agreement”). The directors initially approved the previous agreement with Marathon-London at a meeting held on June 11, 2007, and last approved the continuance of the previous agreement with Marathon-London at a meeting held on June 24-25, 2013. Because Multi-Asset Fund operates pursuant to the Exemptive Order, the previous agreement was not required to be, and has not been, submitted to a vote of members. Marathon-London has managed assets for Multi-Asset Fund since 2003 pursuant to an earlier form of money manager agreement. At a meeting held on September 10, 2013, the directors evaluated and approved the amended agreement with Marathon-London to enable Marathon-London to manage a new investment mandate for Multi-Asset Fund in addition to the mandate that was being managed pursuant to the previous agreement.

The previous agreement provided for money manager fees payable to Marathon-London based on performance. The fee formula entailed a floor of 15 basis points, a cap of 160 basis points, and a fulcrum fee (or mid-point) of 88 basis points. The portfolio had to earn 424 basis points over the total return of MSCI All Country World Index (the “ACW Index”) in order for Marathon-London to earn the fulcrum fee. The previous agreement included an additional fee schedule with respect to Multi-Asset Fund assets that are no longer managed by Marathon-London, which fee schedule has been deleted from the amended agreement. During the fiscal year ended December 31, 2012, the aggregate money manager fees earned by Marathon-London were $3,106,752.

As a result of recent planned turnover within Marathon-London’s portfolio management team, TAS recommended that the board approve the amended agreement in connection with a proposal to re-allocate the assets managed by Marathon-London among the existing account and a separate new account for the Fund. The existing account (the “ACW mandate”) will continue to be managed against the current benchmark, the ACW Index, and the new account (the “EAFE mandate”) will be managed against the MSCI EAFE Index (the “EAFE Index”). The ACW Index represents equity market performance of all developed and emerging markets, while the EAFE Index represents primarily equity market performance of developed markets in Europe, Australasia, and the Far East. The fee schedule will be the same for both the ACW mandate and the EAFE mandate, except for the benchmark against which the performance of each account will be measured for purposes of the performance-based fees. The amended agreement also incorporates certain provisions from Multi-Asset Fund’s current standard form of money manager agreement. For purposes of determining performance-based fees on the new account, the returns achieved in the existing account will be combined with the performance of the new account until 12 full months of performance exists in the EAFE mandate. Fees are paid monthly based on rolling 12-month performance periods. In recommending the additional investment mandate, TAS was seeking to re-allocate assets to the Marathon-London investment professionals who managed Multi-Asset Fund’s assets in the past, while evaluating the recently hired investment professionals who assumed day-to-day responsibility for the ACW mandate. The previous agreement and the amended agreement are substantially identical in all material respects except for the addition of the new fee schedule related to the new investment mandate and the updating changes referred to above.

Upon the recommendation of TAS and after considering a variety of factors (as described below under “Consideration of the Marathon-London Amended Agreement by the Board”), the directors voted on September 10, 2013, to approve the amended agreement with Marathon-London to become effective as of October 1, 2013.  The terms of the amended agreement are more fully described below under “Description of the Marathon-London Amended Agreement.”

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Consideration of the Marathon-London Amended Agreement by the Board

In considering the amended agreement, the directors noted that in connection with the Annual Review of TIP’s investment advisory arrangements and fees at the June 24-25, 2013 meeting, they had approved the continuance of the previous money manager agreement between TIP, on behalf of Multi-Asset Fund, and Marathon-London for another one-year term, commencing July 1, 2013. In connection with the Annual Review, the board requested and considered a wide range of information of the type they regularly consider when determining whether to continue the Fund’s money manager agreements as in effect from year to year. A discussion of the board’s consideration of the Fund’s investment advisory arrangements and fees at the Annual Review is included in TIP’s semi-annual report for the period ended June 30, 2013.

In approving the amended agreement at the September 10, 2013 meeting, the board considered the information provided and the factors considered in connection with the review of the previous agreement at the Annual Review, as well as such other information as the board considered appropriate. The board also considered a memorandum and related materials from TAS and a memorandum from the board’s independent counsel setting forth the board’s fiduciary duties and responsibilities under the 1940 Act and the factors the board should consider in its evaluation of the amended agreement. The board noted that TAS recommended the re-allocation of Multi-Asset Fund’s account with Marathon-London across two mandates, the existing ACW mandate and the new EAFE mandate, as a result of recent planned turnover within Marathon-London’s portfolio management team.

The board considered a number of additional factors in evaluating the amended agreement with Marathon-London. The board considered information deemed relevant, including the memorandum from TAS explaining the proposed re-allocation of assets between the ACW mandate and the EAFE mandate and the reasons therefor, and Marathon-London’s relevant EAFE Index benchmarked portfolios composite performance compared with the performance of the EAFE Index. The board noted that the fee schedule for the EAFE mandate was identical with the fee schedule for the ACW mandate except that the performance benchmark would be the EAFE Index rather than the ACW Index. The directors were provided with pro-forma expense information comparing the fees paid to Marathon-London in 2012 for the existing ACW mandate with the fees that would have been paid had the new EAFE mandate also been in place throughout 2012. The directors also considered the other proposed revisions to the amended agreement, which were made in order to conform the amended agreement to Multi-Asset Fund’s current standard form of money manager agreement. The board also noted the information received at regular meetings throughout the year related to the services rendered by Marathon-London concerning the management of Multi-Asset Fund’s portfolio. The board’s evaluation of the services provided by Marathon-London took into account the board’s knowledge and familiarity gained as board members regarding the scope and quality of Marathon-London’s investment management capabilities. As part of this process, Marathon-London confirmed that the changes to the Marathon-London account made effective through the amended agreement would not result in any changes to the nature, quality, or extent of investment advisory services provided by Marathon-London to Multi-Asset Fund. Further, Marathon-London’s portfolio management process with respect to the ACW mandate is not expected to be impacted by the addition of the EAFE mandate. The board concluded that, overall, it was satisfied with the nature, quality, and extent of the services currently being provided, and expected to be provided, by Marathon-London. Consistent with the approach taken by the board at the Annual Review, the board did not specifically consider the profitability or expected profitability of Marathon-London resulting from its relationship with Multi-Asset Fund because Marathon-London is not affiliated with TAS or TIP, except by virtue of serving as a money manager, and the fees to be paid to Marathon-London were negotiated on an arm’s-length basis in a competitive marketplace.

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The board based its evaluation on the material factors presented to it at the Annual Review and at the meeting held on September 10, 2013, and discussed above, including: (1) the terms of the previous agreement and the amended agreement; (2) the reasonableness of Marathon-London’s fees in light of the nature and quality of the services provided and any additional benefits received by Marathon-London in connection with providing services to Multi-Asset Fund; (3) the nature, quality, and extent of the services performed by Marathon-London; (4) the overall organization, skills, and experience of Marathon-London in managing the existing ACW mandate for Multi-Asset Fund; and (5) the contribution of Marathon-London towards the overall performance of Multi-Asset Fund. The board also considered Marathon-London’s skills and experience in managing the ACW mandate and portfolios similar in nature to the proposed new EAFE mandate.

After carefully considering the information summarized above and all factors deemed to be relevant, the board unanimously voted to approve the amended agreement with Marathon-London. In arriving at its decision to approve the amended agreement, the board did not single out any one factor or group of factors as being more important than the other factors, but considered all of the factors together with a view toward past and future long-term considerations. Prior to a vote being taken to approve the amended agreement, the board met separately in executive session to discuss the appropriateness of the amended agreement and other considerations. In their deliberations with respect to these matters, the directors were advised by their independent legal counsel. The directors weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the consideration of investment advisory contracts. The directors concluded that the amended agreement with Marathon-London was reasonable, fair, and in the best interests of Multi-Asset Fund and its members, and that the fees provided in such amended agreement were fair and reasonable. In the board’s view, approving the amended agreement with Marathon-London was desirable and in the best interests of Multi-Asset Fund and its members.

Description of the Marathon-London Amended Agreement

The amended agreement with Marathon-London for Multi-Asset Fund is included as Appendix B to this Information Statement. The following description of the amended agreement is qualified in its entirety by reference to the full text of the amended agreement as set forth in Appendix B.

Both the previous agreement and the amended agreement with Marathon-London, which took effect as of October 1, 2013, provide that Marathon-London will manage the investment and reinvestment of certain assets of Multi-Asset Fund allocated to it from time to time by TAS, subject to the supervision of the board and TAS. The amended agreement requires Marathon-London to give primary consideration to obtaining the most favorable price and efficient execution reasonably available under the circumstances and in accordance with applicable law when placing orders for the purchase and sale of securities on behalf of the Fund. In evaluating the terms available for executing particular transactions and in selecting broker-dealers, Marathon-London may consider those factors it deems relevant, including brokerage and research services (as those terms are defined in Section 28(e) of the Exchange Act) provided by such broker-dealers. Marathon-London is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a transaction which is higher than the commission another broker-dealer would have charged for effecting that transaction if Marathon-London determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. In addition, the amended agreement includes provisions relating to the confidentiality of the information and recommendations supplied by either party to the agreement and restricts Marathon-London from consulting with other money managers for Multi-Asset Fund about transactions in securities or other assets of the Fund, except under certain circumstances.

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The amended agreement provides that Marathon-London will be compensated based on performance. For assets managed by Marathon-London in each mandate, the fee formula entails a floor of 15 basis points, a cap of 160 basis points, and a fulcrum fee of 88 basis points. The respective mandate must earn 424 basis points over the return of the ACW Index or the EAFE Index, as applicable, in order for Marathon-London to receive the fulcrum fee for that mandate.

The amended agreement, like the previous agreement, provides that it (i) will continue in effect for a period of one year from the date of the agreement, and thereafter from year to year if the continuance of the agreement is approved at least annually in conformity with the requirements of the 1940 Act; (ii) may be further amended by mutual consent of the parties thereto, but the consent of the Fund must be approved in conformity with the requirements of the 1940 Act and any order of the SEC that may address the applicability of such requirements in the case of the Fund; (iii) may be terminated without payment of any penalty by (a) the Fund, if a decision to terminate is made by the board of directors of TIP or by a vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), or (b) by Marathon-London, in each case with at least 30 days’ written notice; and (iv) will terminate automatically in the event of its “assignment,” as defined in the 1940 Act.

The amended agreement, like the previous agreement, provides that Marathon-London shall not be liable to the Fund, TIP, or TAS for any error of judgment, but shall be liable to the Fund for any loss resulting from willful misfeasance, bad faith, or gross negligence by Marathon-London in providing services under the amended agreement or from reckless disregard by Marathon-London of its obligations and duties under the amended agreement.

The Amended Fee Schedule between TIP and OVS Capital

Prior to the date of the amended fee schedule, OVS Capital managed certain assets of the Fund pursuant to the existing money manager agreement dated as of January 1, 2012. The directors initially approved the money manager agreement with OVS Capital at a meeting held on December 12, 2011, and last approved the continuance of the existing money manager agreement at a meeting held on June 24-25, 2013. Because Multi-Asset Fund operates pursuant to the Exemptive Order, the existing money manager agreement was not required to be, and has not been, submitted to a vote of members. At a meeting held on September 10, 2013, the directors considered and approved the amended fee schedule to the existing money manager agreement in connection with the allocation of additional assets to OVS Capital. The amended fee schedule is described below.

The previous fee schedule provided for money manager fees payable to OVS Capital based in part on assets and in part on performance. The fee formula entailed an asset-based fee of 1.5% per annum on all assets comprising the portfolio, payable monthly, and a performance fee, payable annually. For the performance fee, OVS Capital received 15% of the amount by which its Multi-Asset Fund portfolio appreciated annually, provided that the dollar amount of prior year losses, if any, had been recovered. For the fiscal year ended December 31, 2012, the aggregate money manager fees earned by OVS Capital were $1,672,611.

TAS recommended at the September 10, 2013 meeting that the board approve the amended fee schedule in connection with the opportunity to place newly allocated assets under OVS Capital’s management. Under the new fee schedule, assets allocated to OVS Capital will be managed as a single portfolio but will be divided, for fee purposes, into four sub-accounts, each with its own fee formula, as described more fully below.

Upon the recommendation of TAS, after analyzing information deemed relevant and the potential impact on the Fund, and after considering a variety of factors (as described below under “Consideration of the OVS Capital Amended Fee Schedule by the Board”), the directors voted on September 10, 2013, to approve the amended fee schedule with OVS Capital, to become effective as of October 1, 2013. The terms of the amended fee schedule are more fully described below under “Description of the OVS Capital Amended Fee Schedule.”

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Consideration of the OVS Capital Amended Fee Schedule by the Board

In considering the amended fee schedule, the directors noted that in connection with the Annual Review of TIP’s investment advisory arrangements and fees at the June 24-25, 2013 meeting, they had approved the continuance of the money manager agreement between TIP, on behalf of Multi-Asset Fund, and OVS Capital for another one-year term, commencing July 1, 2013. In connection with the Annual Review, the board requested and considered a wide range of information of the type they regularly consider when determining whether to continue the Fund's money manager agreements as in effect from year to year. A discussion of the board’s consideration of the Fund’s investment advisory arrangements and fees at the Annual Review is included in TIP’s semi-annual report for the period ended June 30, 2013.

In approving the amended fee schedule at the September 10, 2013 meeting, the board considered the information provided and the factors considered in connection with the review of the money manager agreement at the Annual Review, as well as such other information as the board considered appropriate. The board also considered a memorandum and certain additional information provided by TAS and a memorandum from the board’s independent counsel setting forth the board’s fiduciary duties and responsibilities under the 1940 Act and the factors the board should consider in its evaluation of the amended fee schedule. The board noted that TAS recommended the fee schedule change to secure additional future capacity for Multi-Asset Fund with OVS Capital at favorable economic terms.

The board considered a number of additional factors in evaluating the amended fee schedule with OVS Capital. The board considered information deemed relevant, including the memorandum from TAS explaining the reasons for and the potential consequences of the proposed change in OVS Capital’s fee schedule. The board noted OVS Capital’s investment performance since the inception of its relationship with Multi-Asset Fund, which was disappointing on an absolute basis but in-line with the performance of other managers using a similar investment strategy. TAS articulated continued confidence in OVS Capital’s strategy and the investment opportunity in Europe, as well as the role that OVS Capital played in Multi-Asset Fund’s portfolio, noting that TAS had allocated additional capital to OVS Capital in July 2013. The revised fee schedule allowed Multi-Asset Fund to lock in future capacity with OVS Capital at favorable economic terms and offered OVS Capital a stable capital base and revenue stream following a period of net redemptions, allowing OVS Capital to make certain personnel changes. In addition, the revised fee schedule included a new performance hurdle and the opportunity for fee rates to decline as the size of Multi-Asset Fund’s account rises. The directors were provided with pro-forma expense information comparing the fee rate Multi-Asset Fund paid to OVS Capital prior to the change in the fee schedule to the fee rate Multi-Asset Fund would be paying to OVS Capital under the amended fee schedule. The board also noted the information received at regular meetings throughout the year related to the services rendered by OVS Capital concerning the management of Multi-Asset Fund’s portfolio. The board’s evaluation of the services provided by OVS Capital took into account the board’s knowledge and familiarity gained as board members regarding the scope and quality of OVS Capital’s investment management capabilities. In advance of the meeting, OVS Capital confirmed that the changes to the fees made effective through the amended fee schedule would not result in any changes to the nature, quality, or extent of investment advisory services provided by OVS Capital to Multi-Asset Fund. Further, OVS Capital’s investment strategy was not expected to be affected by this change in the fee schedule. The board concluded that, overall, it was satisfied with the nature, quality, and extent of the services currently being provided, and expected to be provided, by OVS Capital. Consistent with the approach taken by the board at the Annual Review, the board did not specifically consider the profitability or expected profitability of OVS Capital resulting from its relationship with Multi-Asset Fund because OVS Capital is not affiliated with TAS or TIP, except by virtue of serving as a money manager, and the fees to be paid to OVS Capital were negotiated on an arm’s-length basis in a competitive marketplace.

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The board based its evaluation on the material factors presented to it at the Annual Review and at the meeting held on September 10, 2013, and discussed above, including: (1) the terms of the money manager agreement and the amended fee schedule; (2) the reasonableness of OVS Capital’s fees in light of the nature and quality of the services provided and any additional benefits received by OVS Capital in connection with providing services to Multi-Asset Fund; (3) the nature, quality, and extent of the services performed by OVS Capital; (4) the overall organization, skills, and experience of OVS Capital in managing the existing portfolio for Multi-Asset Fund; and (5) the contribution of OVS Capital towards the overall performance of Multi-Asset Fund. The board considered that both the existing and the proposed fee schedules for OVS Capital provided for a performance-adjusted compensation arrangement in keeping with Multi-Asset Fund’s performance goals. The board noted that the proposed fee schedule included breakpoints that could enable the Fund to benefit from economies of scale.

After carefully considering the information summarized above and all factors deemed to be relevant, the board unanimously voted to approve the amended fee schedule with OVS Capital. In arriving at its decision, the board did not single out any one factor or group of factors as being more important than the other factors, but considered all of the factors together with a view toward past and future long-term considerations. Prior to a vote being taken to approve the amended fee schedule, the board met separately in executive session to discuss the appropriateness of the amended fee schedule and other considerations. In their deliberations with respect to these matters, the directors were advised by their independent legal counsel. The directors weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the consideration of investment advisory contracts. Based upon its review, the board concluded that the amended fee schedule with OVS Capital was reasonable, fair, and in the best interests of Multi-Asset Fund and its members, and that the fees provided in such amended fee schedule were fair and reasonable. In the board’s view, approving the amended fee schedule with OVS Capital was desirable and in the best interests of Multi-Asset Fund and its members.

Description of the OVS Capital Amended Fee Schedule

The amended fee schedule is included as Appendix C to this Information Statement. The following description of the amended fee schedule is qualified in its entirety by reference to the full text of Schedule I as set forth in Appendix C.

The amended fee schedule provides that assets in the account managed by OVS Capital will be managed as a single portfolio but will be considered separated for fee purposes into up to four sub-accounts, each with a distinct fee schedule. The assets originally allocated to OVS Capital at the inception of the relationship in 2012 comprise Sub-Account I, the second $100 million (at cost) allocated to OVS Capital comprises Sub-Account II, the third $100 million (at cost) allocated to OVS Capital comprises Sub-Account III, and any subsequent assets allocated to OVS Capital comprise Sub-Account IV. Sub-Account I’s fee formula entails an asset based fee of 1.5% per annum on all assets comprising Sub-Account I, payable monthly, and a performance fee, payable annually. The Sub-Account I performance fee is 15% of the amount by which Sub-Account I appreciates annually over a specified hurdle, provided that the dollar amount of prior year losses, if any, has been recovered. Sub-Account II’s fee formula entails a floating asset-based fee with a floor of 0% and a cap of 1.50% per annum on all assets comprising Sub-Account II, payable monthly, and a performance fee, payable annually. The Sub-Account II performance fee is 15% of the amount by which Sub-Account II appreciates annually over a specified hurdle, provided that the dollar amount of prior year losses, if any, has been recovered. OVS Capital does not receive a fee with respect to Sub-Account III. Sub-Account IV’s fee formula entails an asset-based fee of 0.50% per year on all assets comprising Sub-Account IV, payable monthly, and a performance fee, payable annually. The Sub-Account IV performance fee is 10% of the amount by which Sub-Account IV appreciates annually over a specified hurdle, provided that the dollar amount of prior year losses, if any, has been recovered. For all sub-accounts, the specified hurdle is the US dollar amount that would be earned by hypothetically investing in a 1-month US Treasury Bill, where such US Treasury Bill is rolled on a monthly basis.

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Additional Fee Information

The following table summarizes Multi-Asset Fund’s expenses for its 2012 fiscal year. The table also shows a pro forma estimate of what such 2012 expenses would have been during that year had Glenhill, Marathon-London, and OVS Capital served as money managers for Multi-Asset Fund during the year under the new arrangements described herein. The table (i) for Glenhill, reflects only the asset-based portion of the fee schedule but does not reflect a performance-based component; (ii) for Marathon, assumes, for the ACW mandate, the performance actually achieved in the account during 2012 and, for the EAFE mandate, performance resulting in payment of a performance fee at the mid-point between the floor and the cap, using the current level of assets under management in each mandate; and (iii) for OVS Capital, assumes the performance actually achieved in the account during 2012, using the current level of assets under management in the account. The table is designed to facilitate an understanding of the potential impact of the new arrangements on Multi-Asset Fund’s fees and expenses. Actual fund fees and expenses will differ from those presented here due in part to factors such as the money managers’ performance and the Fund’s average net assets during relevant periods.

	Multi-Asset Fund
	2012 Actual Expenses	2012 Pro Forma Expenses

Shareholder Fees
(fees paid directly from your investment):
Entry Fees on Purchases (as a percentage of amount invested)	0.50%	0.50%
Redemption Fees (as a percentage of amount redeemed)	0.50%	0.50%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.68%	0.71%
Other Expenses	0.26%	0.26%
Acquired Fund Fees and Expenses	0.61%	0.61%

Total Annual Fund Operating Expenses [a]	1.55%	1.58%

[a] Total Annual Fund Operating Expenses may not correspond to the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

12

Cost of Investing Example

This example is intended to help members compare the cost of investing in Multi-Asset Fund with the cost of investing in other mutual funds.  In calculating the example, the actual expenses of Multi-Asset Fund during 2012 are used, as are pro forma estimates of what such 2012 expenses would have been had Glenhill, Marathon-London, and OVS Capital served as money managers for Multi-Asset Fund during the year under the new arrangements described herein, as shown in the expense table above. The actual and pro forma examples assume that a member invests $10,000 in the Fund for the time periods indicated.  The examples also assume that the investment has a 5% return each year, the Fund’s operating expenses remain the same based upon the expenses as shown in the fee table, and all dividends and distributions are reinvested.  Entry fees are reflected in both scenarios shown below and redemption (exit) fees are reflected in the rows labeled “With redemption at end of period.”  Actual costs may be higher or lower.

	Multi-Asset Fund
	2012 Actual	2012 Pro Forma

One Year
With Redemption at end of period	$258	$261
No redemption at end of period	$207	$210

Three Years
With redemption at end of period	$592	$601
No redemption at end of period	$537	$546

Five Years
With redemption at end of period	$949	$965
No redemption at end of period	$890	$906

Ten Years
With redemption at end of period	$1,956	$1,989
No redemption at end of period	$1,886	$1,919

II. OTHER INFORMATION

Information about TIP

TIP is a no-load, open-end management investment company comprised at present of two distinct funds, each with its own investment objective and policies. TIP was incorporated under Maryland law on December 23, 1993, and consists of TIFF Multi-Asset Fund and TIFF Short-Term Fund. The TIP mutual funds are available primarily to foundations, endowments, other 501(c)(3) organizations, and certain other non-profit organizations.

Information about TAS

TIFF Advisory Services, Inc. is the investment adviser to the TIP mutual funds.  TAS’s principal offices are located at Four Tower Bridge, 200 Barr Harbor Drive, Suite 100, West Conshohocken, PA 19428.  TAS seeks to achieve Multi-Asset Fund’s investment and performance objectives in part by identifying and recommending to the board independent money managers for the Fund, managing and allocating cash among asset classes and money managers, as applicable, monitoring the money managers’ and the Fund’s performance, and employing certain risk management and other techniques.  The money managers are responsible for day-to-day investment decisions for that portion of Multi-Asset Fund’s assets allocated to them.  Each money manager specializes in a particular market sector or utilizes a particular investment style.  TAS may invest a substantial portion of the Fund’s assets in futures contracts, other derivative investments, duration investments, US Treasury securities, and other securities and financial instruments in accordance with the Fund’s objective, policies, and restrictions.

13

Information about Glenhill

Glenhill Capital Advisors, LLC is located at 600 Fifth Avenue, 11th Floor, New York, NY 10020. As of September 30, 2013, Glenhill had assets under management of approximately $1.1 billion. Glenhill was founded by Glenn Krevlin, Founder and Senior Portfolio Manager, in 2000. Glenhill has managed assets for the Fund since 2013.

Mr. Krevlin is the principal executive officer of Glenhill. Glenhill is controlled by Krevlin Management Inc. and Krevlin Management Inc. is wholly owned by Mr. Krevlin. Mr. Krevlin works from Glenhill’s offices located at 600 Fifth Avenue, 11th Floor, New York, NY 10020.

Glenhill is not an investment adviser to any other registered investment companies with an investment objective similar to Multi-Asset Fund’s.

Information about Marathon-London

Marathon Asset Management, LLP is located at Orion House, 5 Upper St. Martin’s Lane, London, England WC2H 9EA. As of September 30, 2013, Marathon-London had assets under management of approximately $48 billion. Neil Ostrer (Member) has been a portfolio manager with Marathon-London since 1986 and is responsible for investments in Europe; William Arah (Member) has been a portfolio manager with Marathon-London since 1987 and is responsible for investments in Japan; and a team of regional specialists and global generalists covers the rest of the global markets. Mr. Arah and Mr. Ostrer are jointly responsible for determining the overall geographical allocation of the portfolio. Marathon-London has managed assets for the Fund since 2003.

William Arah and Neil Ostrer are the principal executive officers of Marathon-London and share equally overall responsibility for management of the firm. Messrs. Arah and Ostrer and Jeremy Hosking each holds a 26.7% interest in the partnership. The remaining 19% partnership interest is held by Marathon Asset Management (Services) Ltd., which is indirectly controlled or held by or for the benefit of Messrs. Arah, Ostrer, and Hosking, with each indirectly controlling 31.5% of such entity. Messrs. Arah and Ostrer and Marathon Asset Management (Services) Ltd. are located at Orion House, 5 Upper St. Martin’s Lane, London, England WC2H 9EA. Mr. Hosking retired from Marathon-London in December 2012 and has the status of a non-executive member of Marathon-London, with no involvement in the day-to-day operations or business of the firm.

Marathon-London is not an investment adviser to any other registered investment companies with an investment objective similar to Multi-Asset Fund’s.

Information about OVS Capital

OVS Capital Management LLP is located at 27 Knightsbridge, London, England SW1X 7LY. As of September 30, 2013, OVS Capital had assets under management of approximately $285 million. OVS Capital was founded by Sam Morland, Principal and Chief Investment Officer, in 2010. Prior to founding OVS Capital, Mr. Morland was a portfolio manager and partner of HBK Investments and Chief Executive Officer of HBK Europe. OVS Capital has managed assets for the Fund since 2012.

14

Mr. Morland is the principal executive officer of OVS Capital. OVS Capital Management (Cayman) Limited is the ultimate controller of OVS Capital. Mr. Morland owns 100% of OVS Capital Management (Cayman) Limited and controls approximately 92.5% of OVS Capital through his corporate and individual stakes. Mr. Morland works from OVS Capital’s offices at 27 Knightsbridge in London. OVS Capital Management (Cayman) Limited’s offices are located at Buckingham Square, 2nd Floor, P.O. Box 11735, West Bay Road, Grand Cayman KY1-1009, Cayman Islands.

OVS Capital is not an investment adviser to any other registered investment companies with an investment objective similar to Multi-Asset Fund’s.

Certain Brokerage Matters

When selecting brokers or dealers, TAS and the money managers are authorized to consider the “brokerage and research services,” as defined in Section 28(e) of the Exchange Act, provided to TIP’s funds, to TAS, or to the money manager. TAS and the money managers may cause TIP’s funds to pay a commission to a broker or dealer who provides such brokerage and research services which is in excess of the commission another broker or dealer would have charged for effecting the transaction. TIP, TAS, or the money manager, as appropriate, must determine in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided. Reasonableness will be viewed in terms of that particular transaction or in terms of all the accounts over which TAS or the money manager exercises investment discretion.

Interests of Directors and Officers of the Fund

To the knowledge of Multi-Asset Fund, no director of TIP has any substantial interest, direct or indirect, by security holdings or otherwise, in the money manager agreement with Glenhill, the amended agreement with Marathon-London, or the money manager agreement or amended fee schedule with OVS Capital. No director purchased or sold securities of or interests in Glenhill, Marathon-London, or OVS Capital or any entity directly or indirectly controlling or controlled by Glenhill, Marathon-London, or OVS Capital since January 1, 2012.  No director or officer of TIP is an officer, employee, director, general partner, or shareholder of Glenhill, Marathon-London, or OVS Capital. No director or officer of TIP owns securities of or has any material direct or indirect interest in Glenhill, Marathon-London, or OVS Capital or any other person controlling, controlled by, or under common control with Glenhill, Marathon-London, or OVS Capital. No director of TIP had any material interest, direct or indirect, in any material transactions in which Glenhill, Marathon-London, or OVS Capital or any entity directly or indirectly controlling or controlled by Glenhill, Marathon-London, or OVS Capital, since January 1, 2012, or has such an interest in any such proposed transactions.

Information Regarding the Service Providers to the Funds

Custodian, Administrator, Fund Accounting Agent, Transfer Agent, Registrar, and Dividend Disbursing Agent. State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, MA 02111-2900, serves as the custodian of TIP’s assets as well as its administrator, fund accounting agent, transfer agent, registrar, and dividend disbursing agent. As custodian, State Street may employ sub-custodians outside the United States.

Distributor.   Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, WI 53202, serves as the distributor of TIP’s shares.

15

Outstanding Shares and Significant Shareholders

As of October 18, 2013, Multi-Asset Fund had 334,348,869.932 shares outstanding.

As of October 18, 2013, there were no members that owned of record or beneficially 5% or more of the shares of common stock of Multi-Asset Fund.

As of October 18, 2013, the directors and officers of TIP as a group owned less than 1% of the outstanding shares of Multi-Asset Fund.

Annual and Semi-Annual Reports

TIP’s annual report for the fiscal year ended December 31, 2012, and semi-annual report for the period ended June 30, 2013, were previously distributed to members.  TIP will furnish, without charge, an additional copy of its annual report for the fiscal year ended December 31, 2012, or semi-annual period ended June 30, 2013, or, when available, the next succeeding annual report, to any member requesting such reports. An additional copy of the annual and semi-annual report may be obtained, without charge, by contacting TIP by mail, telephone, or email using the contact information below or visiting the Securities and Exchange Commission’s website at www.sec.gov.

Four Tower Bridge

200 Barr Harbor Drive, Suite 100

West Conshohocken, PA 19428

1-800-984-0084

www.tiff.org

Electronic mail inquiries:

Services offered by TIFF: info@tiff.org

Member-specific account data: memberservices@tiff.org

WE ARE NOT ASKING YOU FOR A PROXY,

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

16

Appendix A

Money Manager Agreement

This agreement (the “Agreement”) is between TIFF Investment Program, Inc. (“TIP”), a Maryland corporation, for its TIFF Multi-Asset Fund (the “Fund”), and Glenhill Capital Advisors, LLC (the “Manager”), a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is effective as of October 1, 2013 (the “Effective Date”).

Recitals

TIP is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

TIP wishes to retain the Manager to render advisory services to the Fund and the Manager is willing to render those services.

The parties therefore agree as follows:

1.	Managed Assets

The Manager will provide investment management services solely with respect to assets placed with the Manager on behalf of the Fund from time to time. Such assets, as changed by investment, reinvestment, additions, disbursements of fees and expenses, and withdrawals, are referred to in this Agreement as the “Managed Assets.” The Fund may make additions to or withdraw all or any portion of the Managed Assets from this management arrangement at any time.

2.	Appointment and Powers of Manager; Investment Approach

(a)           Appointment. TIP, acting on behalf of the Fund, hereby appoints the Manager to manage the Managed Assets for the period and on the terms set forth in this Agreement. The Manager hereby accepts this appointment and agrees to render the services herein described in accordance with the requirements described in Section 3(a).

(b)          Powers. Subject to the supervision of the board of directors of TIP and subject to the supervision of TIFF Advisory Services, Inc. (“TAS”) as Investment Adviser to the Fund, the Manager shall direct investment of the Managed Assets in accordance with the requirements of Section 3(a). TIP, acting on behalf of the Fund, grants the Manager authority to:

(i)	acquire (by purchase, exchange, subscription, or otherwise), hold, and dispose of (by sale, exchange, or otherwise) securities and other investments;

(ii)	determine what portion of the Managed Assets will be held uninvested; and

A-1

Appendix A

(iii)	enter into such agreements and make such representations (including representations regarding the purchase of securities for investment) as may be necessary or proper in connection with the performance by the Manager of its duties hereunder.

(c)         Power of Attorney. To enable the Manager to exercise fully the discretion granted hereunder, TIP appoints the Manager as its attorney-in-fact to invest, sell, and reinvest the Managed Assets as fully as TIP itself could do. The Manager hereby accepts this appointment.

(d)        Voting. The Manager shall be authorized to vote on behalf of the Fund any proxies relating to the Managed Assets in accordance with the Fund’s proxy voting guidelines provided to Manager. The Manager shall comply with any written instructions received from the Fund as to the voting of securities and handling of proxies with respect to the Managed Assets.

(e)         Independent Contractor. The Manager shall for all purposes be deemed to be an independent contractor and, except as expressly authorized herein, shall have no authority to act for or to represent TIP, the Fund, or TAS in any way, or otherwise to be an agent of any of them.

(f)          Reporting. The Manager shall furnish to TIP upon reasonable request such information that TIP may reasonably require to complete documents, reports, or regulatory filings.

3.	Requirements; Duties

(a)          Requirements. In performing services for the Fund and otherwise discharging its obligations under this Agreement, the Manager shall act in conformity with the following requirements (the “Requirements”):

(i)	the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations which apply to the Manager in conjunction with performing services for the Fund, if any;

(ii)	TIP’s Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A as filed with the Securities and Exchange Commission relating to the Fund and the shares of common stock in the Fund, as such Registration Statement may be amended from time to time (the “Registration Statement”) and provided by TAS to the Manager;

(iii)	the Manager’s Investment Guidelines for the Fund as agreed to in writing by TAS and the Manager, and which may be amended from time to time through mutual written agreement by TAS and the Manager;

(iv)	written instructions and directions of the board of directors of TIP provided to Manager; and

A-2

Appendix A

(v)	written instructions and directions of TAS provided to Manager.

(b)         Responsibility with Respect to Actions of Others. TIP may place the investment portfolio of each of its funds, including the Fund, with one or more investment managers. To the extent the applicability of, or conformity with, the Requirements depends upon investments made by, or activity of, the managers other than the Manager, the Manager agrees to comply with such Requirements: (i) to the extent that such compliance is within the Manager’s Investment Guidelines; and (ii) to the extent that TAS or the Fund provide the Manager with information sufficient to permit the Manager to ascertain the applicability of such Requirements. If it appears to the Fund at any time that the Fund may not be in compliance with any Requirement and the Fund or TAS so notifies the Manager, the Manager shall promptly take such actions not inconsistent with applicable law or regulation as the Fund or TAS may reasonably specify to effect compliance.

(c)         Responsibility with Respect to Performance of Duties. In performing its duties under this Agreement, the Manager shall act in good faith and in the best interests of the Fund and shall use reasonable care and its best judgment in matters relating to the Fund. The Manager will not deal with the Managed Assets in its own interest or for its own account.

(d)         Valuation. The Manager shall not be responsible for calculating the net asset value of the Fund’s portfolio or making final decisions on the value of portfolio securities used to calculate such net asset value, but the Manager must review daily the pricing of the Managed Assets provided or otherwise made available to the Manager by or on behalf of the Fund.

4.	Recordkeeping and Reporting

(a)         Records. The Manager shall maintain proper and complete records relating to the furnishing of investment management services under this Agreement, including records with respect to the securities transactions for the Managed Assets required by Rule 31a-1 under the 1940 Act. All records maintained pursuant to this Agreement shall be subject to examination by the Fund and by persons authorized by it during reasonable business hours upon reasonable notice. Records required by Rule 31a-1 maintained as specified above shall be the property of the Fund; the Manager will preserve such records for the periods prescribed by Rule 31a-2 under the 1940 Act and shall surrender such records promptly at the Fund’s request. Upon termination of this Agreement, the Manager shall promptly return records that are the Fund’s property and, upon demand, shall make and deliver to the Fund true and complete and legible copies of such other records maintained as required by this Section 4(a) as the Fund may request. The Manager may retain copies of records furnished to the Fund.

(b)         Reports to Custodian. The Manager shall provide to the Fund’s custodian and to the Fund, on each business day, information relating to all transactions concerning the Managed Assets.

(c)         Other Reports. The Manager shall render to the board of directors of TIP and to TAS such periodic and special reports as the board or TAS may reasonably request.

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Appendix A

5.	Purchase and Sale of Securities

(a)        Selection of Brokers. The Manager shall place all orders for the purchase and sale of securities on behalf of the Fund with brokers or dealers selected by the Manager in conformity with the policy respecting brokerage set forth in the Registration Statement. Neither the Manager nor any of its officers, employees, or any of its “affiliated persons,” as defined in the 1940 Act, will act as principal or receive any compensation in connection with the purchase or sale of investments by the Fund other than the management fees provided for in Section 6 hereof.

In placing such orders, the Manager will give primary consideration to obtaining the most favorable price and efficient execution reasonably available under the circumstances and in accordance with applicable law. In evaluating the terms available for executing particular transactions for the Fund and in selecting broker-dealers to execute such transactions, the Manager may consider, in addition to commission cost and execution capabilities, those factors that it deems relevant, such as the financial stability and reputation of broker-dealers and the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by such broker-dealers. The Manager is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a transaction which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if the Manager determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer in discharging responsibilities with respect to the Fund or to other client accounts as to which it exercises investment discretion.

(b)        Aggregating Orders. On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Fund as well as other advisory clients of the Manager, the Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and its other clients.

6.	Management Fees; Expenses

(a)        Management Fees. Schedule I attached hereto sets out the fees to be paid by the Fund to the Manager no later than the last day of the month immediately following the end of the period to which the fee relates. Such fees shall be paid out of the Managed Assets, except for those fees payable subsequent to a final Calculation Period.

(b)        Expenses. The Manager shall furnish at its own expense all of its own office facilities, equipment, and supplies, and shall perform at its own expense all routine and recurring functions necessary for the Manager to render the services required to be performed by it under this Agreement. The Fund shall be responsible for its own fees and expenses.

A-4

Appendix A

7.	Non-Exclusivity of Services

The Manager is free to act for its own account and to provide investment management services to others. The Fund acknowledges that the Manager and its officers and employees, and the Manager’s other clients, may at any time have, acquire, increase, decrease or dispose of positions in the same investments which are at the same time being held, acquired or disposed of under this Agreement for the Fund. Neither the Manager nor any of its officers or employees shall have any obligation to effect a transaction under this Agreement simply because such a transaction is effected for his or its own account or for the account of another client. The Fund agrees that the Manager may refrain from providing any advice or services concerning securities of companies for which any officers, directors, partners or employees of the Manager or any of the Manager’s affiliates act as financial advisor, investment manager or in any capacity that the Manager deems confidential, unless the Manager determines in its sole discretion that it may appropriately do so. The Fund appreciates that, for good commercial and legal reasons, material nonpublic information which becomes available to affiliates of the Manager through these relationships cannot be passed on to the Fund.

8.	Liability

The Manager shall not be liable to the Fund, TIP, TAS or to any shareholder for any error of judgment or for the actions of TAS, other money managers to the Fund, or other service providers to the Fund; provided, however, that the Manager shall be liable to the Fund for any loss resulting from willful misfeasance, bad faith, or gross negligence by the Manager in providing services under this Agreement or from reckless disregard by the Manager of its obligations and duties under this Agreement.

Nothing in this Agreement shall constitute a waiver or limitation of any rights that the Fund, TIP, or TAS may have under applicable state or federal laws.

9.	Representations

(a)         The Manager hereby represents to the Fund that the Manager is registered as an investment adviser under the Advisers Act, that it has full power and authority to enter into and perform fully the terms of this Agreement, and that the execution of this Agreement on behalf of the Manager has been duly authorized and, upon execution and delivery, this Agreement will be binding upon the Manager in accordance with its terms.

(b)         The Manager represents that it is in material compliance with all applicable laws, both federal and state.

(c)         TIP hereby represents to the Manager that it has full power and authority to enter into and perform fully the terms of this Agreement and that the execution of this Agreement on behalf of the Fund has been duly authorized and, upon execution and delivery, this Agreement will be binding upon TIP in accordance with its terms.

A-5

Appendix A

(d)         TIP acknowledges receipt of Parts 2A and B of the Manager’s Form ADV and Commodity Trading Advisor (CTA) Disclosure Document (if applicable).

(e)         TIP represents that TIP and the Fund are in material compliance with all applicable laws and regulations, both federal and state.

(f)          TIP represents that all of the Fund’s current shareholders are “qualified clients,” in accordance with in Rule 205-3 under the Advisers Act and interpretations thereof, and all of the Fund’s shareholders will be “qualified clients” for so long as the Manager performs services under this Agreement pursuant to a fee schedule not meeting the requirements of Section 205(b) of the Advisers Act.

10.	Term

This Agreement shall continue in effect for a period of two (2) years from the date hereof and shall thereafter be automatically renewed for successive periods of one (1) year each, provided such renewals are specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated without the payment of any penalty, by (a) the Fund, if a decision to terminate is made by the board of directors of TIP or by a vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), or (b) the Manager, in each case with at least 30 days’ written notice from the terminating party and on the date specified in the notice of termination.

This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

11.	Amendment

Except as otherwise provided in the Agreement, this Agreement may be amended by mutual consent, but the consent of the Fund must be approved in conformity with the requirements of the 1940 Act and any order of the Securities and Exchange Commission that may address the applicability of such requirements in the case of the Fund. Any such amendment must be in writing and signed by each party.

12.	Notices

Notices or other communications required to be given pursuant to this Agreement shall be deemed duly given when delivered electronically, in writing, or sent by fax or three business days after mailing registered mail postage prepaid as follows:

Fund:	TIFF Investment Program
c/o TIFF Advisory Services, Inc.
Attn: General Counsel
Four Tower Bridge
200 Barr Harbor Drive, Suite 100
West Conshohocken, PA 19428
Fax: 610-684-8080
Email: miops@tiff.org with a copy to rmaestro@tiff.org

A-6

Appendix A

Manager:	Glenhill Capital Advisors, LLC
Attn: Kevin Corb
600 Fifth Avenue
11th Floor
New York, NY 10020
Fax: 646-432-0666
Email: kcorb@glenhillcap.com

Each party may change its address by giving notice as herein required.

13.	Sole Instrument

This instrument constitutes the sole and only agreement of the parties to it relating to its object and correctly sets forth the rights, duties, and obligations of each party to the other as of its date. Any prior agreements, promises, negotiations, or representations not expressly set forth in this Agreement are of no force or effect.

14.	Counterparts

This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which, taken together, shall be deemed to constitute one and the same instrument.

15.	Applicable Law

This Agreement shall be governed by, and the rights of the parties arising hereunder construed in accordance with, the laws of the Commonwealth of Pennsylvania without reference to principles of conflict of laws. Nothing herein shall be construed to require either party to do anything in violation of any applicable law or regulation.

16.	Confidential Information

Any information or recommendations supplied by any party to this Agreement, which are not otherwise in the public domain or previously known to another party in connection with the performance of obligations hereunder, including securities or other assets held or to be acquired by the Fund, transactions in securities or other assets effected or to be effected on behalf of the Fund, or financial information or any other information relating to a party to this Agreement, are to be regarded as confidential (“Confidential Information”).

A-7

Appendix A

No party may use or disclose to others Confidential Information about the other party, except solely for the legitimate business purposes of the Fund for which the Confidential Information was provided; as may be required by applicable law or rule or compelled by judicial or regulatory authority having competent jurisdiction over the party; or as specifically agreed to in writing by the other party to which the Confidential Information pertains. Further, no party may trade in any securities issued by another party while in possession of material non-public information about that party. Lastly, the Manager may not consult with any other money managers for the Fund about transactions in securities or other assets of the Fund, except for purposes of complying with the 1940 Act or SEC rules or regulations applicable to the Fund. Nothing in this Agreement shall be construed to prevent the Manager from lawfully giving other entities investment advice about, or trading on their behalf in, shares issued by the Fund or securities or other assets held or to be acquired by the Fund.

In witness whereof, the parties hereto execute this Agreement on and make it effective on the Effective Date specified in the first paragraph of this Agreement.

On behalf of the Fund by	On behalf of
TIFF INVESTMENT PROGRAM, INC.	GLENHILL CAPITAL ADVISORS, LLC

/s/ Kelly A. Lundstrom	/s/ Glenn J. Krevlin
Signature	Signature

Kelly A. Lundstrom, Vice President	Glenn J. Krevlin, Managing Member
Print Name/Title	Print Name/Title

A-8

Appendix A

Schedule I

Dated as of October 1, 2013

to the

Money Manager Agreement (the “Agreement”) Dated as of October 1, 2013

Between

Glenhill Capital Advisors, LLC (the “Manager”) and

TIFF Investment Program, Inc. for its TIFF Multi-Asset Fund (the “Fund”)

As compensation for the services performed and the facilities and personnel provided by the Manager pursuant to the Agreement, the Fund will pay the Manager a fee as set forth below.

The Fund will pay the Manager (i) an asset based fee (the “Investment Management Fee") plus (ii) a performance based fee (the "Performance Based Fee"), each as described below.

Capitalized terms used throughout this schedule shall have the meanings given to them in the Agreement unless otherwise defined herein.

Investment Management Fee: The Fund will pay the Manager an asset based fee equal to the Fee Rate, calculated monthly as of the last day of the calendar month based on the Average Net Assets of the Managed Assets for the month to which the fee relates. The Investment Management Fee will be prorated for any period that is less than a full calendar month.

Definitions related to the Calculation and Payment of the Investment Management Fee

Average Net Assets: Average Net Assets means the average of the daily net asset values (gross of expenses except custodian transaction charges and the fees payable hereunder) of the Managed Assets for the applicable period.

Fee Rate: The Fee Rate per annum is determined based on TIFF Assets:

Except as provided below, if TIFF Assets are:	The Fee Rate is:
Less than $150,000,000	0.75% per annum on all assets
$150,000,000 - $300,000,000	0.65% per annum on all assets
Greater than $300,000,000	0.55% per annum on all assets

If TIFF Assets decline below a given breakpoint in any one month solely as a result of market movements or investment performance, the Fee Rate will not increase. If TIFF Assets decline below a given breakpoint in any one month for any other reason, the Fee Rate will increase.

A-9

Appendix A

TIFF Assets: TIFF Assets for any period means the daily average over the period of the aggregate assets of funds advised by TIFF Advisory Services, Inc., or its affiliates, managed by the Manager or its affiliates, whether through a separate account or an interest in a pooled investment fund offered by the Manager. For assets placed with the Manager by a TIFF vehicle that calculates its net asset value on a daily basis, the average of the daily net asset values of such Managed Assets for the applicable period will be used for these purposes, and for assets placed by a TIFF vehicle or other account that does not calculate its net asset values on a daily basis, the average will be approximated using the value of such Managed Assets at the opening of the applicable period, adjusted by any contributions or withdrawals during the period.

Calculation and Payment of the Performance Based Fee: For each Calculation Period, the Performance Based Fee will be equal to 15 percent of the amount by which the net asset value of the Managed Assets as of the end of the Calculation Period exceeds the Hurdle. The Performance Based Fee shall be payable annually, in arrears, in the month that follows the last calendar month of the Calculation Period or, in the event of a partial or complete withdrawal of Managed Assets, in the month that follows the date of withdrawal. For purposes of this calculation, in the event of a contribution, the additional assets shall be assigned a Hurdle based on the Effective Date of such assets and at the end of each Calculation Period, the net asset values of the Legacy Assets and the additional assets, respectively, shall be summed and compared to the sum of the Hurdles for the Legacy Assets and the additional assets, respectively, for purposes of calculating the Performance Based Fee; provided that, at the end of any Calculation Period for which a Performance Based Fee is earned, the additional assets shall be combined with the Legacy Assets for future Performance Based Fee calculations.

Definitions related to the Calculation and Payment of the Performance Based Fee

Calculation Period: Calculation Period means the 12-month period that begins on January 1 and ends on December 31 in each year. In the event the Effective Date is other than January 1 of a given year the first Calculation Period shall be the period that commences on the Effective Date and ends on December 31 of the same year, even though less than 12 full months. In the event of a partial or complete withdrawal of the Managed Assets, the final Calculation Period shall be the period that commences on January 1 of the year of withdrawal and ends on the date of withdrawal with respect to the withdrawn assets, even though less than 12 full months. In the event of a partial withdrawal not occurring on December 31, the Calculation Period for the Legacy Assets shall be the period that commences on the day after the partial withdrawal and ends on December 31 of the same year, even though less than 12 full months.

Effective Date: The Effective Date is the date on which the Fund places assets with the Manager. A new effective date shall apply each time additional assets are placed with the Manager, but only with respect to such additional assets. In the event of a partial withdrawal, the day immediately following the date of withdrawal shall be considered an Effective Date with respect to the Legacy Assets.

Hurdle: If no Performance Based Fee was paid with respect to the Managed Assets for any previous Calculation Period, then the Hurdle shall be an amount equal to the product of (A) the net asset value of the Managed Assets as of the first day of the first Calculation Period multiplied by (B) a fraction, (1) the numerator of which is equal to the Russell 3000 Total Return Index as of the close of business on the last day of the Calculation Period and (2) the denominator of which is equal to the Russell 3000 Index as of the close of business on the first day of the first Calculation Period. If a Performance Based Fee was paid with respect to the Managed Assets for a previous Calculation Period, then an amount equal to the product of (A) the net asset value of such Managed Assets as of the first day of the Calculation Period immediately following the most recent Calculation Period for which a Performance Based Fee was paid out of the Managed Assets multiplied by (B) a fraction, (1) the numerator of which is equal to the Russell 3000 Total Return Index as of the close of business on the last day of the current Calculation Period and (2) the denominator of which is equal to the Russell 3000 Total Return Index as of the close of the most recent Calculation Period for which a Performance Based Fee was paid out of the Managed Assets. In the event of a partial withdrawal, the Hurdle will be reduced pro-rata and, with respect to the Legacy Assets, the net asset value of the Managed Assets and the R3000 Index shall be adjusted as appropriate. Note: The Russell 3000 Total Return Index can be accessed via Bloomberg screen RU30INTR Index.

Legacy Assets: shall mean the assets already managed by the Manager on the date the Fund places additional assets with the Manager.

A-10

Appendix B

Amended and Restated

Money Manager Agreement

This agreement (the “Agreement”) is between the TIFF Investment Program, Inc. (“TIP”), a Maryland corporation, for its TIFF Multi-Asset Fund (the “Fund”), and Marathon Asset Management LLP, trading as 'Marathon-London' in North America, (the “Manager”), a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is effective as of October 1, 2013 (the “Effective Date”). This agreement replaces the agreement dated July 1, 2007.

Recitals

TIP is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”); and

The Fund wishes to retain the Manager to render advisory services to the Fund and the Manager is willing to render those services.

The parties therefore agree as follows:

1.	Managed Assets

The Manager will provide investment management services with respect to assets placed with the Manager on behalf of the Fund from time to time. Such assets may be placed in one or more separately managed accounts (each, a “Managed Account”), and each Managed Account may be changed by investment, reinvestment, additions, disbursements of expenses, and withdrawals. All assets placed in such Managed Accounts are referred to in this Agreement collectively as the “Managed Assets.” The Fund may make additions to or withdraw all or any portion of the Managed Assets from this management arrangement at any time.

2.	Appointment and Powers of Manager; Investment Approach

(a)        Appointment. TIP, acting on behalf of the Fund, hereby appoints the Manager to manage the Managed Assets for the period and on the terms set forth in this Agreement. The Manager hereby accepts this appointment and agrees to render the services herein described in accordance with the requirements described in Section 3(a).

(b)        Objective. The Manager’s performance objective is to outperform the benchmarks designated in the Investment Guidelines and the relevant Fee Schedule for each Managed Account. This objective is to be treated as a target only and should not be considered as an assurance or guarantee of the performance of the Managed Assets or any part of the Managed Assets.

B-1

Appendix B

(c)         Powers. Subject to the supervision of the board of directors of TIP and subject to the supervision of TIFF Advisory Services, Inc. (“TAS”) as Investment Adviser to the Fund, the Manager shall direct investment of the Managed Assets in accordance with the requirements of Section 3(a). The Fund grants the Manager authority to:

(i)	acquire (by purchase, exchange, subscription, or otherwise), hold, and dispose of (by sale, exchange, or otherwise) securities and other investments;

(ii)	determine what portion of the Managed Assets will be held uninvested; and

(iii)	enter into such agreements and make such representations (including representations regarding the purchase of securities for investment) as may be necessary or proper in connection with the performance by Manager of its duties hereunder.

(d)         Power of Attorney. To enable the Manager to exercise fully discretion granted hereunder, TIP appoints the Manager as its attorney-in-fact to invest, sell, and reinvest the Managed Assets as fully as TIP itself could do. The Manager hereby accepts this appointment.

(e)         Voting. The Manager shall be authorized to vote on behalf of the Fund any proxies relating to the Managed Assets, provided, however, that the Manager shall comply with any instructions received from the Fund as to the voting of securities and handling of proxies.

(f)          Independent Contractor. Except as expressly authorized herein, the Manager shall for all purposes be deemed to be an independent contractor and shall have no authority to act for or to represent TIP, the Fund, or TAS in any way, or otherwise to be an agent of any of them.

(g)         Reporting. The Manager shall furnish to TIP upon reasonable request such information that TIP may reasonably require to complete documents, reports, or regulatory filings.

3.	Requirements; Duties

(a)         Requirements. In performing services for the Fund and otherwise discharging its obligations under this Agreement, the Manager shall act in conformity with the following requirements (the “Requirements”):

(i)	the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations which apply to the Manager in conjunction with performing services for the Fund, if any;

(ii)	TIP’s Registration Statement under the 1940 Act and the Securities Act of 1933 on Form N-1A as filed with the Securities and Exchange Commission relating to the Fund and the shares of common stock in the Fund, as such Registration Statement may be amended from time to time (the “Registration Statement”);

B-2

Appendix B

(iii)	the Manager’s Investment Guidelines, which may be amended in writing from time to time through mutual written agreement by TAS and the Manager;

(iv)	written instructions and directions of the board of directors of TIP; and

(v)	written instructions and directions of TAS.

(b)         Responsibility with Respect to Actions of Others. TIP may place the investment portfolio of each of its funds, including the Fund, with one or more investment managers. To the extent the applicability of, or conformity with, the Requirements depends upon investments made by, or activity of, the managers other than the Manager, the Manager agrees to comply with such Requirements: (i) to the extent that such compliance is within the Manager’s Investment Guidelines; and (ii) to the extent that the Manager is provided with information sufficient to ascertain the applicability of such Requirements. If it appears to the Fund at any time that the Fund may not be in compliance with any Requirement and the Fund or TAS so notifies the Manager, the Manager shall promptly take such actions not inconsistent with applicable law or regulation as the Fund or TAS may reasonably specify to effect compliance.

(c)         Responsibility with Respect to Performance of Duties. In performing its duties under this Agreement, the Manager will act solely in the interests of the Fund and shall use reasonable care and its best judgment in matters relating to the Fund. The Manager will not deal with the Managed Assets in its own interest or for its own account.

4.	Recordkeeping and Reporting

(a)         Records. The Manager shall maintain proper and complete records relating to the furnishing of investment management services under this Agreement, including records with respect to the securities transactions for the Managed Assets required by Rule 31a-1 under the 1940 Act. All records maintained pursuant to this Agreement shall be subject to examination by the Fund and by persons authorized by it during reasonable business hours upon reasonable notice. Records required by Rule 31a-1 maintained as specified above shall be the property of the Fund; the Manager will preserve such records for the periods prescribed by Rule 31a-2 under the 1940 Act and shall surrender such records promptly at the Fund’s request. Upon termination of this Agreement, the Manager shall promptly return records that are the Fund’s property and, upon demand, shall make and deliver to the Fund true and complete and legible copies of such other records maintained as required by this Section 4(a) as the Fund may request. The Manager may retain copies of records furnished to the Fund.

(b)         Reports to Custodian. The Manager shall provide to the Fund’s custodian and to the Fund, on each business day, information relating to all transactions concerning the Managed Assets.

(c)         Other Reports. The Manager shall render to the board of directors of TIP and to TAS such periodic and special reports as the board or TAS may reasonably request.

B-3

Appendix B

5.	Purchase and Sale of Securities

(a)         Selection of Brokers. The Manager shall place all orders for the purchase and sale of securities on behalf of the Fund with brokers or dealers selected by the Manager in conformity with the policy respecting brokerage set forth in the Registration Statement. Neither the Manager nor any of its officers, employees, or any of its “affiliated persons,” as defined in the 1940 Act, will act as principal or receive any compensation in connection with the purchase or sale of investments by the Fund other than the management fees provided for in Section 6 hereof.

In placing such orders, the Manager will give primary consideration to obtaining the most favorable price and efficient execution reasonably available under the circumstances and in accordance with applicable law. In evaluating the terms available for executing particular transactions for the Fund and in selecting broker-dealers to execute such transactions, the Manager may consider, in addition to commission cost and execution capabilities, those factors that it deems relevant, such as the financial stability and reputation of broker-dealers and the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by such broker-dealers. The Manager is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a transaction which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if the Manager determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer in discharging responsibilities with respect to the Fund or to other client accounts as to which it exercises investment discretion.

(b)         Aggregating Orders. On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Fund as well as other advisory clients of the Manager, the Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so purchased or sold, as well as the expense incurred in the transaction, will be made by Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and its other clients.

6.	Management Fees; Expenses

(a)         Management Fees. Schedule I-A and Schedule I-B attached hereto set out the fees to be paid by the Fund to the Manager for the respective Managed Accounts each month on or before the last business day of the month that follows the end of each rolling 12-month measurement period described in Schedule I-A and Schedule I-B, respectively. The applicable fee rate will be applied to the average daily net assets (gross of expenses except: custodian transaction charges and such legal costs and expenses paid directly by the Fund or reimbursed to the Manager (pursuant to Section 6(b) hereto as (i) “other costs of securities transactions to which the Fund is a party” and (ii) “non-recurring special out-of-pocket costs and expenses as may be authorized in advance by the Fund”) and incurred in association with the acquisition or disposition of securities for the Managed Assets or the defense of legal rights with respect to securities in the Managed Assets) of the Managed Assets, computed as described in the Fund’s Registration Statement, pursuant to this Agreement.

B-4

Appendix B

(b)         Expenses. The Manager shall furnish at its own expense all office facilities, equipment and supplies, and shall perform at its own expense all routine and recurring functions necessary to render the services required under this Agreement including administrative, bookkeeping and accounting, clerical, statistical, and correspondence functions. The Manager shall not have responsibility for calculating the Net Asset Value of the Fund’s portfolio, but must review daily the pricing of the Managed Assets as made available by or on behalf of the Fund. The Fund shall pay directly, or, if the Manager makes payment, reimburse the Manager for, (i) custodial fees for the Managed Assets, (ii) brokerage commissions, issue and transfer taxes and other costs of securities transactions to which the Fund is a party, including any portion of such commissions attributable to research and brokerage services; and (iii) interest and taxes, if any, payable by the Fund. In addition, the Fund shall pay directly, or, if the Manager makes payment, reimburse the Manager for, such non-recurring special out-of-pocket costs and expenses as may be authorized in advance by the Fund.

7.	Non-Exclusivity of Services

The Manager is free to act for its own account and to provide investment management services to others. The Fund acknowledges that the Manager and its officers and employees, and the Manager’s other funds, may at any time have, acquire, increase, decrease or dispose of positions in the same investments which are at the same time being held, acquired or disposed of under this Agreement for the Fund. Neither the Manager nor any of its officers or employees shall have any obligation to effect a transaction under this Agreement simply because such a transaction is effected for his or its own account or for the account of another client. The Fund agrees that the Manager may refrain from providing any advice or services concerning securities of companies for which any officers, directors, partners or employees of the Manager or any of the Manager’s affiliates act as financial adviser, investment manager or in any capacity that the Manager deems confidential, unless the Manager determines in its sole discretion that it may appropriately do so. The Fund appreciates that, for good commercial and legal reasons, material nonpublic information which becomes available to affiliates of the Manager through these relationships cannot be passed on to the Fund and that the Manager may be restricted from trading the securities of issuers about which it is in possession of material nonpublic information.

8.	Liability

The Manager shall not be liable to the Fund, TIP, or TAS for any error of judgment, but the Manager shall be liable to the Fund for any loss resulting from willful misfeasance, bad faith, or gross negligence by the Manager in providing services under this Agreement or from reckless disregard by the Manager of its obligations and duties under this Agreement. Nothing in this Agreement shall constitute a waiver or limitation of any rights that the Fund, TIP, or TAS may have under applicable state or federal laws.

B-5

Appendix B

9.	Representations

(a)          The Manager hereby confirms to the Fund that the Manager is registered as an investment adviser under the Advisers Act, that it has full power and authority to enter into and perform fully the terms of this Agreement and that the execution of this Agreement on behalf of the Manager has been duly authorized and, upon execution and delivery, this Agreement will be binding upon the Manager in accordance with its terms.

(b)          The Manager represents that it complies in all material respects with all applicable laws, both federal and state.

(c)         TIP hereby confirms to the Manager that it has full power and authority to enter into this Agreement and that the execution of this Agreement on behalf of the Fund has been duly authorized and, upon execution and delivery, this Agreement will be binding upon TIP in accordance with its terms.

(d)         TIP acknowledges receipt of Parts 2A and B of the Manager’s Form ADV and Commodity Trading Advisor (CTA) Disclosure Document (if applicable).

(e)         TIP represents that TIP and the Fund are in material compliance with all applicable laws and regulations, both federal and state.

(f)           The Manager represents that it shall notify TIP of any additions to or withdrawals from the Manager within a reasonable time after such additions or withdrawals but no less frequently than annually.

10.	Term

This Agreement shall continue in effect for a period of one (1) year from the date hereof and shall thereafter be automatically renewed for successive periods of one (1) year each, provided such renewals are specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated without the payment of any penalty, by (a) the Fund, if a decision to terminate is made by the board of directors of TIP or by a vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), or (b) by the Manager, in each case with at least 30 days’ written notice from the terminating party and on the date specified in the notice of termination.

This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

11.	Amendment

Except as otherwise provided in this Agreement, this Agreement may be amended by mutual consent, but the consent of the Fund must be approved in conformity with the requirements of the 1940 Act and any order of the Securities and Exchange Commission that may address the applicability of such requirements in the case of the Fund. Any such amendment must be in writing and signed by each party.

B-6

Appendix B

12.	Notices

Notices or other communications required to be given pursuant to this Agreement shall be deemed duly given when delivered electronically, in writing, or sent by fax or three business days after mailing registered mail postage prepaid as follows:

Fund:	TIFF Investment Program, Inc.
c/o TIFF Advisory Services, Inc.
200 Barr Harbor Drive, Suite 100
West Conshohocken, PA 19428
Fax: 610-684-8080
Email: miops@tiff.org with a copy to rmaestro@tiff.org

Manager:	Marathon Asset Management LLP
Orion House
5 Upper Street Martin’s Lane
London WC2H 9EA
Fax: 011-44-207-497-2399
Email: bhui@marathon.co.uk and wphillips@marathon.co.uk

Each party may change its address by giving notice as herein required.

13.	Sole Instrument

This instrument constitutes the sole and only agreement of the parties to it relating to its object and correctly sets forth the rights, duties, and obligations of each party to the other as of its date. Any prior agreements, promises, negotiations, or representations not expressly set forth in this Agreement are of no force or effect.

14.	Counterparts

This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which, taken together, shall be deemed to constitute one and the same instrument.

15.	Applicable Law

This Agreement shall be governed by, and the rights of the parties arising hereunder construed in accordance with, the laws of the Commonwealth of Pennsylvania without reference to principles of conflict of laws. Nothing herein shall be construed to require either party to do anything in violation of any applicable law or regulation.

B-7

Appendix B

16.	Confidential Information

Any information or recommendations supplied by any party to this Agreement, which are not otherwise in the public domain or previously known to another party in connection with the performance of obligations hereunder, including securities or other assets held or to be acquired by the Fund, transactions in securities or other assets effected or to be effected on behalf of the Fund, or financial information or any other information relating to a party to this Agreement, are to be regarded as confidential (“Confidential Information”).

No party may use or disclose to others Confidential Information about the other party, except solely for the legitimate business purposes of the Fund for which the Confidential Information was provided; as may be required by applicable law or rule or compelled by judicial or regulatory authority having competent jurisdiction over the party; or as specifically agreed to in writing by the other party to which the Confidential Information pertains. Further, no party to this agreement may trade in any securities issued by another party to this agreement (“Issuer”) while in possession of material non-public information about the Issuer. Lastly, the Manager may not consult with any other money managers for the Fund about transactions in securities or other assets of the Fund, except for purposes of complying with the 1940 Act or SEC rules or regulations applicable to the Fund. Nothing in this Agreement shall be construed to prevent the Manager from lawfully giving other entities investment advice about, or trading on their behalf in, shares issued by the Fund or securities or other assets held, sold or to be acquired by the Fund.

In witness whereof, the parties hereto execute this Agreement on and make it effective on the Effective Date specified in the first paragraph of this Agreement.

On behalf of Fund by	On behalf of Marathon Asset
TIFF Investment Program, Inc.	Management LLP

/s/ Kelly A. Lundstrom	/s/ William Arah
Signature	Signature

Kelly A. Lundstrom, Vice President	William Arah, Member
Print Name/Title	Print Name/Title

B-8

Appendix B

Schedule I-A

Dated as of October 1, 2013

to the

Money Manager Agreement (the “Agreement”)

Dated as of October 1, 2013

between

Marathon Asset Management LLP (the “Manager”) and

TIFF Investment Program, Inc. for its TIFF Multi-Asset Fund (the “Fund”)

This fee schedule shall apply to the Managed Account generally referred to by the parties as the “ACW account.” The Managed Account to which this fee schedule shall apply has a benchmark of MSCI All Country World (ACW) Index.

Note: This new Agreement has been entered into following a mutually agreed termination of the previous agreement between the parties, dated as of July 1, 2007, and shall not be considered an early termination under the provisions of the previous agreement. The compensation and fee schedule that were in effect at the time of the termination of the previous agreement with respect to what was referred to as Sub-Account I Managed Assets and the compensation and fee schedule set forth herein are identical, and the fees payable to the Manager hereunder shall be calculated using the applicable measuring periods as though there was no termination.

Fee Calculation

Compensation

As compensation for the services performed and the facilities and personnel provided by the manager pursuant to this Agreement, the Fund will pay to the Manager a fee applied to the average daily net assets of the Managed Account for which compensation is calculated under this Schedule I-A as provided in section 6(a) of this Agreement according to the following formula:

Fee = 40 basis points + [0.167 x (Excess Return -140 basis points)]

subject to a floor of 15 basis points and a cap of 160 basis points.

Fee Schedule

The Manager will earn a fee equal to 1/12 of the formula set forth in “Compensation” above based on (i) the previous 12 calendar months’ (starting on the first day and ending on the last day in such 12-month period) Excess Return times (ii) the average daily net assets of the Managed Account for the previous 12 months (such average to be calculated in accordance with Section 6(a) of the Agreement with respect to the 12-month period that begins 1 day prior to the first day, and ends 1 day prior to the last day, of the 12-month period described in clause (i)).

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Appendix B

Certain Defined Terms

“Excess Return” shall mean the amount by which the return of the Managed Account exceeds the return of the benchmark, the MSCI All Country World (ACW) Index.

“Minimum Fee” shall mean, with respect to any full calendar month, the result obtained by multiplying the average daily net assets (calculated in accordance with Section 6(a) of the Agreement) of the Managed Account during the month by 1/12th of the floor rate of 15 basis points.

Capitalized terms used throughout this schedule shall have the meanings given to them in the Agreement unless otherwise defined herein.

Early Termination

If the Manager ceases to render services hereunder at any time during, and before the end of any month, the Manager shall be entitled to a fee for services rendered hereunder during such month equal to 150% of the Minimum Fee (prorated based on the number of days during such calendar month that the Manager provided services hereunder) payable by the Fund on or about the tenth day of the month following the month in which the Manager ceased to render services hereunder.

B-10

Appendix B

Schedule I-B

Dated as of October 1, 2013

to the

Money Manager Agreement (the “Agreement”)

Dated as of October 1, 2013

between

Marathon Asset Management LLP (the “Manager”) and

TIFF Investment Program, Inc. for its TIFF Multi-Asset Fund (the “Fund”)

This fee schedule shall apply to the Managed Account generally referred to by the parties as the “EAFE account.” The Managed Account to which this fee schedule shall apply has a benchmark of MSCI Europe, Australasia, Far East (EAFE) Index.

Note: This new Agreement has been entered into following a mutually agreed termination of the previous agreement between the parties, dated as of July 1, 2007, and shall not be considered an early termination under the provisions of the previous agreement. The compensation and fee schedule that were in effect at the time of the termination of the previous agreement with respect to what was referred to as Sub-Account I Managed Assets and the compensation and fee schedule set forth herein are identical, and the fees payable to the Manager hereunder shall be calculated using the applicable measuring periods as though there was no termination.

Fee Calculation

Compensation

As compensation for the services performed and the facilities and personnel provided by the manager pursuant to this Agreement, the Fund will pay to the Manager a fee applied to the average daily net assets of the Managed Account for which compensation is calculated under this Schedule I-B as provided in section 6(a) of this Agreement according to the following formula:

Fee = 40 basis points + [0.167 x (Excess Return -140 basis points)]

subject to a floor of 15 basis points and a cap of 160 basis points.

Fee Schedule

The Manager will earn a fee equal to 1/12 of the formula set forth in “Compensation” above based on (i) the previous 12 calendar months’ (starting on the first day and ending on the last day in such 12-month period) Excess Return times (ii) the average daily net assets of the Managed Account for the previous 12 months (such average to be calculated in accordance with Section 6(a) of the Agreement with respect to the 12-month period that begins 1 day prior to the first day, and ends 1 day prior to the last day, of the 12-month period described in clause (i)).

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Appendix B

A transitional period shall commence on the Effective Date and shall end on the last day of the calendar month that is 12 full months after the Effective Date (the “Transitional Period”). During the Transitional Period, the Excess Return shall be calculated by comparing the actual return of the Managed Assets against that of the MSCI Europe, Australasia, Far East (EAFE) Index for each month in the rolling 12-month measurement period beginning on or after the Effective Date and against that of the MSCI All Country World (ACW) Index for each month in the rolling 12-month measurement period prior to the Effective Date. Following the Transitional Period, the MSCI Europe, Australasia, Far East (EAFE) Index shall be the benchmark used for all rolling 12-month measurement periods.

Certain Defined Terms

“Benchmark” shall mean the MSCI Europe, Australasia, Far East (EAFE) Index as of the Effective Date and, for all periods prior to the Effective Date, shall mean the MSCI All Country World (ACW) Index.

“Effective Date” shall mean October 1, 2013.

“Excess Return” shall mean the amount by which the return of the Managed Account exceeds the return of the Benchmark.

“Minimum Fee” shall mean, with respect to any full calendar month, the result obtained by multiplying the average daily net assets (calculated in accordance with Section 6(a) of the Agreement) of the Managed Account during the month by 1/12th of the floor rate of 15 basis points.

Early Termination

If the Manager ceases to render services hereunder at any time during, and before the end of any month, the Manager shall be entitled to a fee for services rendered hereunder during such month equal to 150% of the Minimum Fee (prorated based on the number of days during such calendar month that the Manager provided services hereunder) payable by the Fund on or about the tenth day of the month following the month in which the Manager ceased to render services hereunder.

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Appendix C

AMENDED AND RESTATED

SCHEDULE I to the

MONEY MANAGER AGREEMENT

THIS AMENDMENT is entered into as of October 1, 2013, between OVS Capital Management LLP (the “Manager”) and TIFF Investment Program, Inc. for its TIFF Multi-Asset Fund (the “Fund”).

RECITALS

WHEREAS, the Manager and the Fund are parties to that certain Money Manager Agreement dated as of January 1, 2012 (the “Agreement”) pursuant to which the Manager serves as an investment adviser to the Fund; and

WHEREAS, pursuant to Section 11 of the Agreement, the parties hereto desire to amend and restate Schedule 1 to the Agreement to update the fee schedule.

NOW, THEREFORE, intending to be legally bound, the parties hereto agree as follows:

1.	Amendment.

Schedule I to the Agreement is hereby deleted in its entirety and replaced with the Amended and Restated Schedule I attached hereto.

2.	Miscellaneous.

(a)	This Amendment shall be effective as of October 1, 2013.
(b)	Except as amended hereby, the Agreement shall remain in full force and effect.
(c)	All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Agreement.
(d)	This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, each party hereto has caused this Amendment to be executed by its duly authorized officer, as the case may be, as of the date and year first above written.

On behalf of Fund by		On behalf of
TIFF INVESTMENT PROGRAM, INC.		OVS Capital Management LLP

By:	/s/ Kelly A. Lundstrom	By:	/s/ Sam Morland

Name:	Kelly A. Lundstrom	Name:	Sam Morland

Title:	Vice President	Title:	CIO

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Appendix C

Amended and Restated Schedule I

Dated as of October 1, 2013

to the

Money Manager Agreement (the “Agreement”) Dated as of January 1, 2012

Between

OVS Capital Management LLP (the “Manager”) and

TIFF Investment Program, Inc. for its TIFF Multi-Asset Fund (the “Fund”)

Schedule I

Fee Calculation

Solely for purposes of calculating the fees payable to the Manager pursuant to this Amended and Restated Schedule I, the Managed Assets managed by the Manager on the effective date of this Amended and Restated Schedule I less the $100 million expected to be allocated to Sub-Account II on or in connection with such effective date, as increased or decreased by any appreciation or depreciation thereof, shall be referred to herein as Sub-Account I Managed Assets, the $100 million (at cost) of Managed Assets expected to be allocated to Sub-Account II on or in connection with the effective date of this Amended and Restated Schedule I, as increased or decreased by any appreciation or deprecation thereof, shall be referred to herein as Sub-Account II Managed Assets, the third $100 million (at cost) of Managed Assets placed with the Manager, as increased or decreased by any appreciation or depreciation thereof, shall be referred to herein as Sub-Account III Managed Assets, and any additional Managed Assets placed with the Manager (in excess of $300 million at cost), as increased or decreased by any appreciation or depreciation thereof, shall be referred to herein as Sub-Account IV Managed Assets. Any Managed Assets that the Fund withdraws from the Manager shall be withdrawn: (a) first from the Sub-Account IV Managed Assets, if any, and after a complete withdrawal of Sub-Account IV Managed Assets; (b) from the Sub-Account III Managed Assets, if any, and after a complete withdrawal of the Sub-Account III Managed Assets; (c) from the Sub-Account II Managed Assets, if any, and after a complete withdrawal of Sub-Account II Managed Assets; (d) from the Sub-Account I Managed Assets.

As compensation for the services performed and the facilities and personnel provided by the Manager pursuant to the Agreement, the Fund will pay the Manager a fee with respect to the Sub-Account I Managed Assets, a fee with respect to the Sub-Account II Managed Assets, and a fee with respect to the Sub-Account IV Managed Assets, as set forth below. The Fund will not pay the Manager a fee with respect to the Sub-Account III Managed Assets.

The fee that the Fund will pay to the Manager is comprised of (i) an asset based fee (the “Investment Management Fee”) plus (ii) a performance based fee (the “Performance Based Fee”) for Sub-Account I Managed Assets, Sub-Account II Managed Assets, and Sub-Account IV Managed Assets, respectively, each as described below.

Capitalized terms used throughout this schedule shall have the meanings given to them in the Agreement unless otherwise defined herein.

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Appendix C

Investment Management Fee

Investment Management Fee with respect to Sub-Account I Managed Assets: The Fund will pay the Manager an asset based fee of 150 basis points (1.50%) per annum, calculated monthly as of the last day of the calendar month based on the Average Net Assets of the Sub-Account I Managed Assets for the month to which the fee relates. For purposes of this calculation, Average Net Assets means the average of the daily net asset values (gross of expenses except custodian transaction charges and the fees payable hereunder) of the Sub-Account I Managed Assets for the applicable period. The Investment Management Fee will be pro-rated for any period that is less than a full calendar month.

Investment Management Fee with respect to Sub-Account II Managed Assets: The Fund will pay the Manager an asset based fee at the rate per annum determined as follows:

Asset Based Fee Rate per annum = 1.5% x A/B,

where A = 200,000,000 – (Average Net Assets of the Sub-Account I Managed Assets + Average Non-TIFF Assets Under Management); and

    B = Average Net Assets of the Sub-Account II Managed Assets;

subject to a minimum asset based fee rate of 0 basis points (0.0%) and a maximum asset based fee rate of 150 basis points (1.50%).

The Asset Based Fee Rate shall be determined monthly as of the last day of the calendar month based on the Average Net Assets of the Sub-Account I Managed Assets, Average Net Assets of the Sub-Account II Managed Assets, and Average Non-TIFF Assets Under Management for the month to which the fee relates and shall be applied to the Average Net Assets of the Sub-Account II Managed Assets for such month.

For purposes of this calculation, Average Net Assets means the average of the daily net asset values (gross of expenses except custodian transaction charges and the fees payable hereunder) of the Sub-Account I Managed Assets and Sub-Account II Managed Assets, respectively, for the month to which the fee relates; and Average Non-TIFF Assets Under Management means the average of the Manager’s net assets under management, whether through a separate account or a pooled investment vehicle (exclusive of (i) assets managed for the Fund or any other fund or account sponsored by TAS or its affiliates and (ii) assets managed for employees of the Manager or related parties with respect to which the Manager is not scheduled to receive a fee in the ordinary course) at the opening of the month to which the fee relates and at the close of the month to which the fee relates. The Manager will provide, or cause to be provided, to the Fund, by the sixth business day of each month, information sufficient for the Fund to calculate the Average Non-TIFF Assets Under Management for the previous month. Such information shall be provided by an administrator or service provider independent of the Manager to the extent such an independent party calculates or maintains the information. The Fund or TAS shall have the right to inspect the books and records of the Manager or such independent party upon reasonable request in order to verify the information that has been provided for these purposes. The Investment Management Fee will be pro-rated for any period that is less than a full calendar month.

Investment Management Fee with respect to Sub-Account IV Managed Assets: The Fund will pay the Manager an asset based fee of 50 basis points (0.50%) per annum, calculated monthly as of the last day of the calendar month based on the Average Net Assets of the Sub-Account IV Managed Assets for the month to which the fee relates. For purposes of this calculation, Average Net Assets means the average of the daily net asset values (gross of expenses except custodian transaction charges and the fees payable hereunder) of the Sub-Account IV Managed Assets for the applicable period. The Investment Management Fee will be pro-rated for any period that is less than a full calendar month.

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Appendix C

Performance Based Fee

Performance Based Fee with respect to Sub-Account I Managed Assets: For each Calculation Period and upon a complete withdrawal of the Sub-Account I Managed Assets, the Performance Based Fee for the Sub-Account I Managed Assets will be equal to 15 percent of the Excess Appreciation during the Calculation Period; provided, however, that the Excess Appreciation upon which the calculation of the Performance Based Fee is based will be reduced to the extent of any unrecovered balance remaining in the Sub-Account I Loss Recovery Account. The Excess Appreciation cannot be reduced below zero. If there is Excess Depreciation related to the Sub-Account I Managed Assets during the Calculation Period, the Performance Based Fee will be zero. The Performance Based Fee shall be payable annually, in arrears, in the month that follows the last calendar month of the Calculation Period or, in the event of a complete withdrawal of Sub-Account I Managed Assets, in the month that follows the final Calculation Period.

Performance Based Fee with respect to Sub-Account II Managed Assets: For each Calculation Period and upon a complete withdrawal of the Sub-Account II Managed Assets, the Performance Based Fee for the Sub-Account II Managed Assets will be equal to 15 percent of the Excess Appreciation during the Calculation Period; provided, however, that the Excess Appreciation upon which the calculation of the Performance Based Fee is based will be reduced to the extent of any unrecovered balance remaining in the Sub-Account II Loss Recovery Account. The Excess Appreciation cannot be reduced below zero. If there is Excess Depreciation related to the Sub-Account II Managed Assets during the Calculation Period, the Performance Based Fee will be zero. The Performance Based Fee shall be payable annually, in arrears, in the month that follows the last calendar month of the Calculation Period or, in the event of a complete withdrawal of Sub-Account II Managed Assets, in the month that follows the final Calculation Period.

Performance Based Fee with respect to Sub-Account IV Managed Assets: For each Calculation Period and upon a complete withdrawal of the Sub-Account IV Managed Assets, the Performance Based Fee for the Sub-Account IV Managed Assets will be equal to 10 percent of the Excess Appreciation during the Calculation Period; provided, however, that the Excess Appreciation upon which the calculation of the Performance Based Fee is based will be reduced to the extent of any unrecovered balance remaining in the Sub-Account IV Loss Recovery Account. The Excess Appreciation cannot be reduced below zero. If there is Excess Depreciation related to the Sub-Account IV Managed Assets during the Calculation Period, the Performance Based Fee will be zero. The Performance Based Fee shall be payable annually, in arrears, in the month that follows the last calendar month of the Calculation Period or, in the event of a complete withdrawal of Sub-Account IV Managed Assets, in the month that follows the final Calculation Period.

Definitions Related to the Calculation and Payment of the Performance Based Fees:

Calculation Period: Calculation Period means the 12-month period that begins on January 1 and ends on December 31 in each year. In the event the Effective Date is other than January 1, the first Calculation Period shall be the period that commences on the Effective Date and ends on December 31 of the same year, even though less than 12 full months. In the event of a complete withdrawal of Sub-Account I, Sub-Account II, or Sub-Account IV Managed Assets, the final Calculation Period for the relevant Sub-Account shall be the period that commences on January 1 of the year of withdrawal and ends on the date of complete withdrawal, even though less than 12 full months. In the event of a partial withdrawal of Sub-Account I, Sub-Account II, or Sub-Account IV Managed Assets, the Calculation Period shall not be affected.

Effective Date: The Effective Date is the date on which the Fund first places assets with the Manager in each of Sub-Account I, Sub-Account II, and Sub-Account IV, respectively.

C-4

Appendix C

Excess Appreciation: For each Calculation Period, Excess Appreciation means the excess, if any, Net Appreciation for each of the Sub-Account I, Sub-Account II, or Sub-Account IV Managed Assets, respectively, over the Hurdle.

Excess Depreciation: For each Calculation Period, Excess Depreciation means the excess, if any, Net Depreciation for each of the Sub-Account I, Sub-Account II, or Sub-Account IV Managed Assets, respectively, over the Hurdle.

Hurdle: The Hurdle for any Calculation Period is the U.S. dollar amount that would be earned by hypothetically investing the Managed Assets in a 1-month US Treasury Bill during such Calculation Period, where such US Treasury Bill is rolled on a monthly basis. The Hurdle shall be calculated each month during the Calculation Period by dividing the yield on the 1-month US Treasury Bill (ticker: GBM Govt) as of the beginning of such month by 12, and multiplying the result of the calculation by the beginning net asset value of the Sub-Account I, Sub-Account II, or Sub-Account IV Managed Assets, respectively, as of the first day of the applicable Calculation Period. The beginning net asset value used for any monthly calculation performed after additional assets are placed with the Manager or assets are withdrawn from the manager will be increased to reflect the additional assets placed with the Manager during the applicable Calculation Period or reduced to reflect the assets withdrawn from the Manager during the applicable Calculation Period. The sum of each monthly calculation shall result in the Hurdle for the Calculation Period. In the event of a complete withdrawal, the calculation performed in the final month of the Calculation period will be pro-rated if less than a full calendar month.

Net Appreciation: Net Appreciation means the excess, if any, of the ending net asset value of the Sub-Account I, Sub-Account II, or Sub-Account IV Managed Assets, respectively, as of the last day of the applicable Calculation Period over the beginning net asset value of the Sub-Account I, Sub-Account II, or Sub-Account IV Managed Assets, respectively, as of the first day of the applicable Calculation Period. The beginning net asset value will be increased to reflect any additional assets placed with the Manager during the applicable Calculation Period or reduced to reflect any assets withdrawn from the Manager during the applicable Calculation Period.

Net Depreciation: Net Depreciation means the excess, if any, of the beginning net asset value of the Sub-Account I, Sub-Account II, or Sub-Account IV Managed Assets, respectively, as of the first day of the applicable Calculation Period over the ending net asset value of the Sub-Account I, Sub-Account II, or Sub-Account IV Managed Assets, respectively, as of the last day of the applicable Calculation Period. The beginning net asset value will be increased to reflect any additional assets placed with the Manager during the applicable Calculation Period or reduced to reflect any assets withdrawn from the Manager during the applicable Calculation Period.

Loss Recovery Account: Loss Recovery Account is a memorandum account, the opening balance of which shall be zero. A separate Loss Recovery Account will be maintained for each of the Sub-Account I, Sub-Account II, and Sub-Account IV Managed Assets. At the end of each Calculation Period, the Loss Recovery Account will be adjusted as follows. For a given Calculation Period, if there is Excess Depreciation related to the Sub-Account I, Sub-Account II, or Sub-Account IV Managed Assets, that Sub-Account’s Loss Recovery Account will be increased by an amount equal to the Excess Depreciation. For a given Calculation Period, if there is Excess Appreciation of the Sub-Account I, Sub-Account II, or Sub-Account IV Managed Assets and the balance in that Sub-Account’s Loss Recovery Account is other than zero, the Loss Recovery Account will be reduced by an amount equal to the Excess Appreciation; provided, however, that each Sub-Account’s Loss Recovery Account cannot be reduced below zero.

C-5

Appendix C

Agreed and Accepted:		Agreed and Accepted:

TIFF Investment Program, Inc.		OVS Capital Management LLP
for its TIFF Multi-Asset Fund

By:	/s/ Kelly A. Lundstrom	By:	/s/ Sam Morland

Name:	Kelly A. Lundstrom	Name:	Sam Morland
Title:	Vice President	Title:	CIO

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